SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 8.01. OTHER EVENTS.

On May 5, 2005, Regis Corporation (the Company) announced that its Board of Directors approved an increase in the Company’s common stock repurchase program from the previously authorized $100 million to $200 million. Under the previous authorization, the Company repurchased $65 million of common stock. The stock repurchase program does not have an expiration date. A copy of the News Release issued by Regis Corporation in connection with this Item 8.01 is attached as Exhibit 99 and incorporated by reference herein.

The information under Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT
NUMBER
99	Regis Corporation News Release dated May 5, 2005

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION
Dated: May 5, 2005	By:	/s/ Eric Bakken
		Name:	Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER
99	Regis Corporation News Release dated May 5, 2005

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